Exhibit 99.2

1` Osmotica Pharmaceuticals plc RVL Program Update May 2019

2 Safe Harbor 2017 2018 This information includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” The Company’s actual results may vary significantly from the results anticipated in these forward-looking statements, which can generally be identified by the use of forward-looking terminology, including the terms “believes,” “expects,” “may,” “will,” “should,” “seeks,” “projects,” “approximately,” “intends,” “plans,” “estimates” or “anticipates,” or, in each case, their negatives or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They include statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, our results of operations, financial condition, liquidity, prospects, financial guidance, growth plan, strategies, trends and other events, particularly relating to sales of current products and the development, approval and introduction of new products, FDA and other regulatory applications, approvals and actions, the continuation of historical trends, our ability to operate our business under our new capital and operating structure, and the sufficiency of our cash balances and cash generated from operating and financing activities for future liquidity and capital resource needs. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We may not achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place significant reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Important factors that could cause actual results and events to differ materially from those indicated in the forward-looking statements include the following: our ability to successfully develop or commercialize new products, or do so on a timely or cost effective basis; our dependence on a limited number of products; failures of or delays in clinical trials or other delays in obtaining regulatory approval or commencing product sales for new products; the impact of legal proceedings; our ability to service our substantial debt; our ability to raise additional capital; the impact of competition from both brand and generic companies; any interruption at our manufacturing facility, our warehouses or at facilities operated by third parties that we rely on for our products; our dependence on our major customers; our ability to develop and maintain our sales capabilities; the impact of any litigation related to allegations of infringement of intellectual property; any changes to the coverage and reimbursement levels for our products by governmental authorities and other third-party payors as a result of healthcare reform or otherwise; the impact of any changes in the extensive governmental regulation that we face; manufacturing or quality control issues that we may face; and other risks and uncertainties more fully described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2018 and other filings that the Company makes with the Securities and Exchange Commission. These forward-looking statements speak only as of the time of this release and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law.

3 Call Participants 2017 2018 Osmotica Pharmaceuticals Brian Markison, Chief Executive Officer Tina deVries, EVP Research & Development David Jacobs, VP Clinical Development Key Opinion Leaders Dr. Chuck Slonim Adjunct Professor of Ophthalmology Affiliate Professor of Plastic Surgery at the University of South Florida College of Medicine in Tampa, Florida Clinical Associate Professor of Ophthalmology University of Florida School of Medicine Gainesville, Florida Teaches physicians about oculoplastic diseases, diagnoses, and surgeries, as well as contact lens technology Lectured extensively to ophthalmologists, optometrists and other physicians throughout the United States and in more than 35 international cities in more than 24 countries around the world Dr. Shane R. Kannarr At the forefront of contact lens technology with experience in toric, bifocal, and contact lenses for dry eyes Lectures across the country in the areas of ocular disease, ophthalmic medication, contact lenses, and practice management Treats all types of medical conditions relating to the eye, with specific interests in dry eyes, glaucoma, and diabetic eye disease Graduated from Pittsburg State University with a degree in biology education and earned his Doctorate of Optometry at the University of Missouri-St. Louis

4 Potential First-In-Class Pharmacologic Treatment Option 2017 2018 If Approved, RVL will be Positioned as a Global Brand for Treatment of Blepharoptosis (Droopy Eyelid) RVL is a novel prescription eye drop in clinical development for treatment of blepharoptosis, which has the potential to improve field of vision by stimulating the Müller’s muscle Highlights We believe there is a large global patient population with significant unmet need Convenient once-daily dosing with fast onset and durability of effect Completed robust clinical development program NDA submission targeted by end of Q3 2019 NDA approval as early as mid-2020 Worldwide commercial rights with global IP and patent portfolio RVL Overview Before Treatment After Treatment

5 What is Ptosis 2013 Ptosis can be generally classified into two types: congenital (patients born with condition) and acquired (patients that develop the condition) Acquired ptosis, the most common type of ptosis is characterized by Upper eyelid covering the top surface of the eye Increased distance between the upper eyelid and the eye brow Asymmetric appearance between the eyes Obstructed pupil Reduced visual field Blepharoptosis (ptosis) is an abnormal low lying upper eyelid margin or droopy eyelid American Academy of Ophthalmology Severity Classifications Mild Moderate Severe Upper eyelid positioning 1 to 2 mm inferior to the upper limbus Upper eyelid positioning 3 to 4 mm inferior to the upper limbus Upper eyelid positioning > 4 mm inferior to the upper limbus

6 Leicester Peripheral Field Test (LPFT) Primary Endpoint Measuring Improvement in Patient’s Visual Field Primary Endpoint: LPFT Phase 3 Efficacy Studies The LPFT, a customized visual field test designed specifically to assess ptosis, was performed using and HVF analyzer It is an age-corrected screening test with a three-zone strategy Thirty-five points (in the 4 rows at or above 10° from fixation) were tested in the superior field The LPFT was performed on both eyes at Screening (Visit 1); only performed on the “study eye” in Visit 2 and 3 LPFT score was tallied based on the total number of points seen in the top 4 rows on the LPFT Superior Field

7 Marginal Reflex Distance (MRD) Key Secondary Endpoint Marginal reflex distance (MRD) is the distance between the center of the pupillary light reflex and the upper eyelid margin with the eye in primary gaze. MRD is determined by the examiner and patient aligning at the same level A light is directed at the patient’s eyes The measurement in millimeters is taken from the light on the patient’s cornea to the center of the upper eyelid margin Normal MRD is 4-5 mm MRD

8 Clinical Trials Overview Clinical Development Program is Complete; NDA Submission Planned for Q3 2019 Phase III, randomized, multicenter, double-masked, placebo-controlled study comparing once-daily RVL 0.1% with placebo in patients with acquired blepharoptosis Enrollment: 140 Primary Endpoint Mean change from baseline in number of points seen in top 4 rows of LPFT Exploratory Endpoint: mean observed MRD values 201 COMPLETED Phase III, randomized, multicenter, double-masked, placebo-controlled, 6-week study to evaluate the safety and efficacy of once-daily treatment with RVL compared with placebo for the treatment of acquired blepharoptosis Enrollment: 164 Primary Endpoint: Mean change from baseline in number of points seen in top 4 rows of LPFT Secondary Endpoint: mean observed MRD values COMPLETED Phase III, randomized, multicenter, double-masked, placebo-controlled, 12-week study to evaluate the extended safety of RVL compared with placebo for the treatment of acquired blepharoptosis Enrollment: 234 Primary Endpoint: (Safety) COMPLETED 202 203 Phase 1/2, randomized, multicenter, double-masked, placebo-controlled study comparing RVL 0.1% once-daily and twice-daily to placebo in patients with acquired blepharoptosis Enrollment: 46 Primary Endpoint: mean increase from baseline in points seen on the Humphrey Visual Field (“HVF”) 001 COMPLETED

9 Study RVL-202 Demographics & Baseline Characteristics RVL (n = 109) Placebo (n = 55) Overall (n = 164) Age, years, mean ± SD 63.6 ± 14.3 63.3 ± 16.5 63.5 ± 15.0 Sex, n (%) Male 32 (29.4) 16 (29.1) 48 (29.3) Female 77 (70.6) 39 (70.9) 116 (70.7) Race, n (%) White 99 (90.8) 50 (90.9) 149 (90.9) Black 6 (5.5) 3 (5.5) 9 (5.5) Other 4 (3.7) 2 (3.6) 6 (3.7) Ethnicity, n (%) Hispanic/Latino 13 (11.9) 6 (10.9) 19 (11.6) Not Hispanic/Latino 96 (88.1) 49 (89.1) 145 (88.4) SD, standard deviation. 2:1 randomization Comparable demographics across treatments

10 Clinical Performance – Efficacy (LPFT) Statistically Significant Increase in Patient Field of Vision Observed in Both Phase 3 Studies p < 0.0001 p <0.0001 p < 0.0001 p < 0.0001 5.2 6.4 1.5 2.2 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Hour 6 on Day 1 Hour 2 on Day 14 Study 201 Mean Change in LPFT from Baseline (Leicester Peripheral Field Test) RVL Placebo 6.3 7.7 2.1 2.4 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Hour 6 on Day 1 Hour 2 on Day 14 Study 202 Mean Change in LPFT from Baseline (Leicester Peripheral Field Test) RVL Placebo

11 Treatment-Emergent Adverse Events (TEAE) – Eye Disorders TEAEs by Preferred Term (Study 202) RVL (n = 109) Placebo (n = 55) Conjunctival hyperemia 6 (5.5) 1 (1.8) Punctate keratitis 4 (3.7) 1 (1.8) Eye pain 3 (2.8) 0 (0) Dry eye 2 (1.8) 0 (0) Vision blurred 2 (1.8) 0 (0) Eye pruritus 0 (0) 2 (3.6) RVL was Generally Well Tolerated by Patients in Phase 3 Clinical Study 202 & 203 Data shown as n (%) where n is the number of subjects who reported a TEAE TEAEs by Preferred Term (Study 203) RVL (n = 157) Placebo (n = 77) Dry Eye 7 (4.5) 1 (1.3) Conjunctive Hyperemia 5 (3.2) 1 (1.3) Eye Irritation 2 (1.3) 0 (0) Meibomian gland dysfunction 2 (1.3) 0 (0) Punctate Keratitis 2 (1.3) 0 (0)

12 Patient Photos Before After Subject 1 Subject 2 Subject 3

13 Conclusions & Next Steps Study RVL-202 (Safety & Efficacy) The study met the primary endpoint for change from baseline for LPFT Significant improvement seen in MRD for all observed time points post dose RVL was generally well tolerated; most AEs were mild or moderate Study RVL-203 (Extended Safety) RVL administered once daily to patients with acquired blepharoptosis was safe and generally well tolerated in this 3-month double-masked safety study. The overall incidence of adverse events was similar to that of placebo Next Steps AE, adverse event; LPFT, Leicester Peripheral Field Test; MRD, marginal reflex distance. Estimated NDA Submission Q3 2019 Pre-NDA Meeting with the FDA June 3rd RVL Commercial Introduction Planned 2H 2020